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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                  Date of Report (Date of earliest reported),
                                 May 19, 2000


                        ASTHMA DISEASE MANAGEMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


             DELAWARE                     33-1534-D              22-3253496
  ----------------------------           ------------          ---------------
  (State or other jurisdiction           (Commission           (IRS Employer
       of incorporation)                 File Number)          Identification)


     272 South White Horse Pike, Berlin, NJ                      08009
    ----------------------------------------                   ----------
    (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code: 800-448-8199
                                                            ------------


          Former name or former address, if changed since last report
          -----------------------------------------------------------
                                      N/A

Pursuant to Item #4, "Change in Registrant's Certifying Accountant".

A "letter of engagement" has been signed by the registrant with the Accounting firms of HJ & ASSOCIATES, (a McGlard Gladry Pullen company), located in Salt Lake City, Utah, on July 11, 2000, and Ciro E. Adams, CPA located in Mantua, New Jersey on July 7, 2000.


Pursuant to Item #5, "Other Events".

The Board of Directors of the Registrant has been changed effective May 19th, 2000, as follows;

     Richard Anderson, DBA, Chairman
     A.J. Henley, Director and President/CEO
     Paul Dandridge, Director
     Raymond H. Miley, III, Director
     James O'Connor, Director

The Board of Directors appointed Albert S. Dandridge III, of the Law Firm of MesirovGelman, Philadelphia, PA, as its General Legal Council.




                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ASTHMA DISEASE MANAGEMENT, INC.

                                      /s/ A.J. Henley
                                      -------------------------------
                                      A.J. Henley, President/CEO


Date: July 11, 2000


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